UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2015

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 23, 2015, Cardinal Health, Inc. (the “Company”) issued and sold $550,000,000 aggregate principal amount of 1.950% notes due 2018 (the “2018 Notes”), $500,000,000 aggregate principal amount of 3.750% notes due 2025 (the “2025 Notes”) and $450,000,000 aggregate principal amount of 4.900% notes due 2045 (the “2045 Notes,” and, together with the 2018 Notes and 2025 Notes, the “Notes”). In connection with the sale of the Notes, on June 16, 2015, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mitsubishi UFJ Securities (USA), Inc., as representatives of the underwriters named in Schedule II thereto. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-190741) previously filed with the Securities and Exchange Commission (the “Registration Statement”). The foregoing description of the Underwriting Agreement is qualified by reference to the text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1.

The Notes are governed by an Indenture dated as of June 2, 2008 between the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. Forms of the 2018 Notes, the 2025 Notes and the 2045 Notes are filed as Exhibits 4.1, 4.2 and 4.3, respectively.

In connection with the issuance of the Notes, John M. Adams, Jr., Esq., Senior Vice President and Associate General Counsel of the Company, and Gibson, Dunn & Crutcher LLP, counsel to the Company, have delivered opinions to the Company regarding the legality of the Notes upon issuance and sale thereof. A copy of each opinion is filed as Exhibit 5.1 and 5.2, respectively.

The Company incorporates by reference the exhibits filed with this Form 8-K into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 16, 2015, between Cardinal Health, Inc. and Goldman, Sachs & Co., Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mitsubishi UFJ Securities (USA), Inc., as representatives of the underwriters named in Schedule II thereto.

4.1	Form of 2018 Notes.

4.2	Form of 2025 Notes.

4.3	Form of 2045 Notes.

5.1	Opinion of John M. Adams, Jr., Esq., Senior Vice President and Associate General Counsel of Cardinal Health.

5.2	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of John M. Adams, Jr., Esq., Senior Vice President and Associate General Counsel of Cardinal Health (included in Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: June 23, 2015	By:	/s/ Stephen T. Falk
	Name:	Stephen T. Falk
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 16, 2015, between Cardinal Health, Inc. and Goldman, Sachs & Co., Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mitsubishi UFJ Securities (USA), Inc., as representatives of the underwriters named in Schedule II thereto.

4.1	Form of 2018 Notes.

4.2	Form of 2025 Notes.

4.3	Form of 2045 Notes.

5.1	Opinion of John M. Adams, Jr., Esq., Senior Vice President and Associate General Counsel of Cardinal Health.

5.2	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of John M. Adams, Jr., Esq., Senior Vice President and Associate General Counsel of Cardinal Health (included in Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.2).